EXHIBIT 99
----------

                       AMLI RESIDENTIAL PROPERTIES TRUST
                         FINANCIAL AND OPERATING DATA
                              September 30, 1999


            1.     Funds from Operations

            2.     Statements of Operations

            3.     Balance Sheets

            4.     Selected Financial Information

            5.     Debt

            6.     Debt Maturities

            7.     Same Community Comparison - Wholly-Owned
                   - three months ended September 30, 1999 and 1998

            8.     Same Community Comparison - Wholly-Owned
                   - nine months ended September 30, 1999 and 1998

            9. Same Community Comparison - Wholly-Owned and Co-Investments - three months ended
                   September 30, 1999 and 1998

            10. Same Community Comparison - Wholly-Owned and Co-Investments - nine months ended
                   September 30, 1999 and 1998

            11.    Property Information

            12.    Property EBITDA

            13.    Development Activities

                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                 FUNDS FROM OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                   SEPTEMBER 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 27,928         25,673          81,904         75,015
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,813          1,606           5,139          4,354
                                                            --------       --------        --------       --------
        Total Property Revenues. . . . . . . . . . .          29,741         27,279          87,043         79,369
                                                            --------       --------        --------       --------

Property operating expenses. . . . . . . . . . . . .         (10,941)       (10,497)        (31,564)       (30,483)
Property management fees . . . . . . . . . . . . . .            (743)          (682)         (2,177)        (1,987)
                                                            --------       --------        --------       --------
        Property expenses. . . . . . . . . . . . . .         (11,684)       (11,179)        (33,741)       (32,470)
Operating expense ratio. . . . . . . . . . . . . . .           39.3%          41.0%           38.8%          40.9%
                                                            --------       --------        --------       --------
        Net operating income . . . . . . . . . . . .          18,057         16,100          53,302         46,899
                                                            --------       --------        --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1)(2) . . . . . . . . .            (422)            14            (641)           122
  Interest from Service Companies (3). . . . . . . .           1,120            850           3,222          2,001
  Other interest . . . . . . . . . . . . . . . . . .             410            430           1,102            844
  Share of partnerships FFO (4). . . . . . . . . . .           2,409          1,659           6,458          4,148
  Fee income - acquisitions and dispositions . . . .             503          --                503          --
  Fee income - developments. . . . . . . . . . . . .             749            813           2,228          2,019
  Fee income - asset management. . . . . . . . . . .             151            150             453            452
  Other. . . . . . . . . . . . . . . . . . . . . . .             531             34             540            111
                                                            --------       --------        --------       --------
        Total other income . . . . . . . . . . . . .           5,451          3,950          13,865          9,697
General and administrative . . . . . . . . . . . . .          (1,225)          (837)         (3,219)        (2,803)
                                                            --------       --------        --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . .          22,283         19,213          63,948         53,793
                                                            --------       --------        --------       --------
Interest expense . . . . . . . . . . . . . . . . . .          (5,821)        (5,255)        (16,762)       (14,993)
Amortization of deferred costs . . . . . . . . . . .             (92)          (116)           (300)          (364)
                                                            --------       --------        --------       --------
FUNDS FROM OPERATIONS (FFO). . . . . . . . . . . . .        $ 16,370         13,842          46,886         38,436
                                                            ========       ========        ========       ========





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                           FUNDS FROM OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                   SEPTEMBER 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
Capital expenditures paid from FFO (5) . . . . . . .          (1,043)        (1,175)         (3,349)        (3,029)
Other - share of Co-investments Cap exp. . . . . . .             (96)          (121)           (312)          (268)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 15,231         12,546          43,225         35,139
                                                            ========       ========        ========       ========

FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.67           0.60            1.91           1.73
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.62           0.54            1.76           1.58

Dividend per share . . . . . . . . . . . . . . . . .        $   0.46           0.44            1.36           1.32

Dividend as a % of FFO . . . . . . . . . . . . . . .           69.1%          73.6%           71.4%          76.3%
Dividend as a % of FAD . . . . . . . . . . . . . . .           74.3%          81.2%           77.2%          83.4%
                                                            ========       ========        ========       ========



NOTES:

(1)   Includes share of income before goodwill amortization of $311 and $300 for the nine months ended
September 30, 1999 and 1998.

(2)   Includes $171 gain on sale of non-residential land by a Service Company subsidiary for the nine months ended September 30, 1999.

(3)   Interest on 13% notes receivable and working capital advances.

(4)   Includes share of income and share of depreciation of $3,613 and $2,640 for the nine months ended
September 30, 1999 and 1998, respectively.

(5)   Costs of rehabs in progress at four properties (approximately $4,666 for the nine months ended
September 30, 1999) are not reflected in cap ex paid from FFO.








                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                STATEMENT OF OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                   SEPTEMBER 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 27,928         25,673          81,904         75,015
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,813          1,606           5,139          4,354
Interest and share of income (loss)
  from Service Cos.. . . . . . . . . . . . . . . . .             594            764           2,270          1,823
Other interest . . . . . . . . . . . . . . . . . . .             410            430           1,102            844
Share of income from co-investment partnerships. . .           1,172            685           2,845          1,508
Fees from co-investment partnerships . . . . . . . .           1,934            997           3,724          2,582
                                                            --------       --------        --------       --------
        Total revenues . . . . . . . . . . . . . . .          33,851         30,155          96,984         86,126
                                                            --------       --------        --------       --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . . . . . .           2,806          2,565           8,149          7,411
Advertising and promotion. . . . . . . . . . . . . .             714            674           1,984          2,178
Utilities. . . . . . . . . . . . . . . . . . . . . .           1,110          1,259           3,038          3,403
Building repairs and maintenance . . . . . . . . . .           1,656          1,748           4,500          4,493
Landscaping and grounds maintenance. . . . . . . . .             639            609           1,898          1,699
Real estate taxes. . . . . . . . . . . . . . . . . .           3,492          3,040          10,420          9,494
Insurance. . . . . . . . . . . . . . . . . . . . . .             198            232             619            704
Other operating expenses . . . . . . . . . . . . . .             326            370             956          1,101
Property management fees . . . . . . . . . . . . . .             743            682           2,177          1,987
Interest, net of capitalized . . . . . . . . . . . .           5,821          5,255          16,762         14,993
Amortization of deferred costs . . . . . . . . . . .              92            116             300            364
Depreciation of real property. . . . . . . . . . . .           3,225          3,214          10,038          9,661
Depreciation of personal property. . . . . . . . . .           1,300          1,252           3,671          3,584
General and administrative . . . . . . . . . . . . .           1,225            837           3,219          2,803
                                                            --------       --------        --------       --------
        Total expenses . . . . . . . . . . . . . . .          23,347         21,853          67,731         63,875
                                                            --------       --------        --------       --------




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                   SEPTEMBER 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------

Non-recurring item - gain on sale of
  properties and rate caps . . . . . . . . . . . . .           --             --                281          --
                                                            --------       --------        --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . .          10,504          8,302          29,534         22,251

Minority interest. . . . . . . . . . . . . . . . . .           1,514          1,129           4,175          3,171
                                                            --------       --------        --------       --------
Income before and extraordinary items. . . . . . . .           8,990          7,173          25,359         19,080
Extraordinary items net of minority interest . . . .           --             --              --             --
                                                            --------       --------        --------       --------
Net income . . . . . . . . . . . . . . . . . . . . .        $  8,990          7,173          25,359         19,080

Net income allocable to preferred shares . . . . . .           1,789          1,423           5,451          2,985
                                                            --------       --------        --------       --------
Net income allocable to common shares. . . . . . . .        $  7,201          5,750          19,908         16,095
                                                            ========       ========        ========       ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items . . . . . . . . . . . . .        $   0.42           0.35            1.17           0.97
Extraordinary item . . . . . . . . . . . . . . . . .        $   0.00           0.00            0.00           0.00
Income per common share. . . . . . . . . . . . . . .        $   0.42           0.35            1.17           0.97
                                                            ========       ========        ========       ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item . . . . . . . . . . . . . . . .        $ 10,504          8,302          29,534         22,251
                                                            --------       --------        --------       --------
Depreciation of real property. . . . . . . . . . . .           3,225          3,214          10,038          9,661
Depreciation of personal property. . . . . . . . . .           1,300          1,252           3,671          3,584
Non-recurring items - gain on sale of properties
  and rate caps. . . . . . . . . . . . . . . . . . .           --             --               (281)         --
Share of Co-investments depreciation . . . . . . . .           1,237            974           3,613          2,640
Share of Service Company amortization of
  goodwill & gain on land sale . . . . . . . . . . .             104            100             311            300
                                                            --------       --------        --------       --------
Funds from operations (FFO). . . . . . . . . . . . .        $ 16,370         13,842          46,886         38,436
FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.67           0.60            1.91           1.73
                                                            ========       ========        ========       ========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                   SEPTEMBER 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------

Capital expenditures paid from FFO . . . . . . . . .          (1,043)        (1,175)         (3,349)        (3,029)
Other - Share Co-investments Cap exp . . . . . . . .             (96)          (121)           (312)          (268)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 15,231         12,546          43,225         35,139
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.62           0.54            1.76           1.58
                                                            --------       --------        --------       --------
Dividends per share. . . . . . . . . . . . . . . . .        $   0.46           0.44            1.36           1.32
                                                            ========       ========        ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . .           69.1%          73.6%           71.4%          76.3%
Dividends as a % of FAD. . . . . . . . . . . . . . .           74.3%          81.2%           77.2%          83.4%
                                                            ========       ========        ========       ========




























                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                               CONDENSED BALANCE SHEETS
                                Unaudited - Dollars in thousands except per share data



                                                                              SEPT. 30,        DEC. 31,
                                                                                1999             1998
                                                                              --------         --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 87,972           91,459
  Depreciable property . . . . . . . . . . . . . . . . . . . . . . . .         562,883          586,507
                                                                              --------         --------
                                                                               650,855          677,966
  Less accumulated depreciation. . . . . . . . . . . . . . . . . . . .         (78,195)         (78,143)
                                                                              --------         --------
                                                                               572,660          599,823

Rental apartments held for sale, net of accumulated depreciation . . .          49,383            --

Properties under development . . . . . . . . . . . . . . . . . . . . .          40,321           61,798
Investments in partnerships. . . . . . . . . . . . . . . . . . . . . .          99,224           72,150
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . .           3,999            4,546
Security deposits. . . . . . . . . . . . . . . . . . . . . . . . . . .           2,061            1,684
Deferred costs, net. . . . . . . . . . . . . . . . . . . . . . . . . .           2,757            2,942
Notes receivable and advances to Service Companies . . . . . . . . . .          34,685           31,277
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,261           11,372
                                                                              --------         --------
        Total assets . . . . . . . . . . . . . . . . . . . . . . . . .        $828,351         $785,592
                                                                              ========         ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $410,177          367,370
Accrued interest payable . . . . . . . . . . . . . . . . . . . . . . .           1,949            2,170
Accrued real estate taxes. . . . . . . . . . . . . . . . . . . . . . .          11,430           10,141
Construction costs payable . . . . . . . . . . . . . . . . . . . . . .           1,727            1,967
Security deposits and prepaid rents. . . . . . . . . . . . . . . . . .           3,869            3,420
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .           3,471            3,096
                                                                              --------         --------
        Total liabilities. . . . . . . . . . . . . . . . . . . . . . .        $432,623          388,164
                                                                              --------         --------





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                         CONDENSED BALANCE SHEETS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                                              SEPT. 30,        DEC. 31,
                                                                                1999             1998
                                                                              --------         --------

Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 54,330           54,574
                                                                              --------         --------
Shareholders' equity
  Preferred shares, $.01 par value . . . . . . . . . . . . . . . . . .              40               42
  Shares of beneficial interest, $.01 par value. . . . . . . . . . . .             170              167
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . .         421,732          420,303
  Employees and trustees notes . . . . . . . . . . . . . . . . . . . .         (10,653)         (10,668)
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . .          73,957           48,597
  Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . .        (143,848)        (115,587)
                                                                              --------         --------
        Total shareholders' equity . . . . . . . . . . . . . . . . . .         341,398          342,854
                                                                              --------         --------
        Total liabilities and shareholders' equity . . . . . . . . . .        $828,351         $785,592
                                                                              ========         ========


























                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                       Selected Quarterly Financial Information
                                                  September 30, 1999
                                     (dollars in thousands except for share data)


                                                                Quarter Ending
                           ----------------------------------------------------------------------------------------
                            Sept 30,     Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                            1999         1999          1998         1998         1998          1998         1998
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------

Debt                     $  410,177      382,320      380,475       367,370      336,190       337,108      361,305
Debt including share
  of co-investment
  debt                   $  502,770      458,682      454,348       439,172      402,972       400,485      422,393

Total Shares and
  Units Outstanding
  (1)                    24,529,449   24,524,849   24,464,805    24,445,827   24,130,128    23,085,101   22,028,680
Value per Common
  Share - end of
  quarter                $    21.00       22.375       20.625         22.25      21.3125       21.4375      22.9375

Total Equity
  (Market Value) -
  end of quarter         $  515,118      548,743      504,587       543,920      514,273       494,887      505,283

Market Capitalization    $  925,295      931,063      885,062       911,290      850,463       831,995      866,588
Market Capitalization
  including share
  of Co-investment
  debt                   $1,017,888    1,007,425      958,935       983,092      917,245       895,372      927,676
Market Capitalization
  including Co-invest-
  ment at cost           $1,679,212    1,554,018    1,431,730     1,455,887    1,313,940     1,279,707    1,252,510
                         ==========   ==========   ==========    ==========   ==========    ==========   ==========





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                 Selected Quarterly Financial Information - CONTINUED

                                                  September 30, 1999
                                     (dollars in thousands except for share data)


                                                                Quarter Ending
                           ----------------------------------------------------------------------------------------
                            Sept 30,     Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                            1999         1999          1998         1998         1998          1998         1998
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------

Total Revenues (2)       $   33,851       32,680       30,453        31,227       30,155        29,309       26,662
EBITDA (3)               $   22,283       21,763       19,902        20,167       19,213        18,048       16,532

FFO                      $   16,370       16,041       14,475        14,796       13,842        13,130       11,464
FAD                      $   15,231       14,576       13,418        13,772       12,546        11,965       10,628

Dividends Paid           $   11,038       11,011       11,004        10,323        9,719         9,356        9,224

Debt service (net of
  capitalized interest)  $    6,497        6,280        5,995         5,924        5,932         5,441        5,571
Interest Expense         $    5,821        5,625        5,316         5,270        5,255         4,800        4,938

G & A Expense            $    1,225          948        1,046         1,190          837         1,112          854

Total Shares and Units
  Outstanding -
  Wtd. Avg.              24,527,610   24,467,931   24,455,709    24,355,803   23,097,922    22,050,967   21,238,186
                         ==========   ==========   ==========    ==========   ==========    ==========   ==========





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                 Selected Quarterly Financial Information - CONTINUED

                                                  September 30, 1999
                                     (dollars in thousands except for share data)


                                                                Quarter Ending
                           ----------------------------------------------------------------------------------------
                            Sept 30,     Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                            1999         1999          1998         1998         1998          1998         1998
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------

Interest Coverage
  Ratio                        3.83         3.87         3.74          3.83         3.66          3.76         3.35

Debt as % of Total
  Market Capitali-
  zation                     44.33%       41.06%       42.99%        40.31%       39.53%        40.52%       41.69%
Debt (incl. Share
  of Co-investment
  debt) as % of
  Total Market Cap           49.39%       45.53%       47.38%        44.67%       43.93%        44.73%       45.53%

EBITDA as % of
  Total Market
  Capitalization              9.63%        9.35%        8.99%         8.85%        9.04%         8.68%        7.63%
FFO as % of
  Total Market
  Equity                     12.71%       11.69%       11.47%        10.88%       10.77%        10.61%        9.08%

G&A as % of
  Total Market
  Capitalization              0.53%        0.41%        0.47%         0.52%        0.39%         0.53%        0.39%
G&A as % of
  Total Revenues              3.62%        2.90%        3.43%         3.81%        2.78%         3.79%        3.20%

Dividends as %
  of FFO (4)                  69.1%        69.0%        76.2%         74.2%        73.6%         74.1%        81.9%
Dividends as %
  of FAD (4)                  74.3%        75.8%        82.2%         79.7%        81.2%         81.3%        88.3%
                         ==========   ==========   ==========    ==========   ==========    ==========   ==========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                 Selected Quarterly Financial Information - CONTINUED

                                                  September 30, 1999
                                     (dollars in thousands except for share data)


                                                                Quarter Ending
                           ----------------------------------------------------------------------------------------
                            Sept 30,     Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                            1999         1999          1998         1998         1998          1998         1998
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------

Apartment Units -
 In Operation
  Wholly Owned               13,288       13,032       13,032        12,792       12,250        12,250       11,938
  Co-investments              8,058        7,583        7,007         6,767        6,123         6,123        5,851
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------
                             21,346       20,615       20,039        19,559       18,373        18,373       17,789
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------

Apartment Units -
 Under Development
  Wholly Owned                  200          416        1,246         1,486        2,352         2,100        2,488
  Co-investments              5,138        4,306        3,136         3,376        2,464         2,224        1,456
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------
                              5,338        4,722        4,382         4,862        4,816         4,324        3,944
                         ----------   ----------   ----------    ----------   ----------    ----------   ----------
          Total Units        26,684       25,337       24,421        24,421       23,189        22,697       21,733
                         ==========   ==========   ==========    ==========   ==========    ==========   ==========


    (1)  At September 30, 1999, includes 3,975,000 preferred shares convertible to common shares.

    (2)  Excluding non-recurring gain of $281 and $3,621 in 1999 and 1998, respectively.

    (3)  Includes other income, net of G & A expenses.

    (4)  Based on per share amounts.


                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                            PORTFOLIO INDEBTEDNESS SUMMARY
                                                  September 30, 1999
                                                (Dollars in thousands)
                                                                                            Weighted
                                                                                              Avg.
                                                          Percent of                        Interest       Years to
Type of Indebtedness                      Balance           Total           Interest          Rate         Maturity
--------------------                     --------        -----------       ----------      ---------      ----------
Conventional Fixed Rate                  $169,177              41.2%            Fixed          7.62%           7.4
Tax-exempt Variable Rate (1)               50,250              12.3%         Variable          5.28%           3.1
Credit Facilities (2)                     185,000              45.1%         Variable          6.20%           1.7
Service Companies                           5,750               1.4%            Fixed          9.22%           2.8
                                         --------             ------                           -----           ---
Total                                    $410,177             100.0%                           6.72%           4.3
                                         ========             ======                           =====           ===

                                                                                            Weighted
                                Balance including                                             Avg.
                                  share of Co-            Percent of                        Interest       Years to
Type of Indebtedness           investment debt(3)           Total           Interest          Rate         Maturity
--------------------            -----------------        -----------       ----------      ---------      ----------

Conventional Fixed Rate                  $261,770              52.1%            Fixed          7.65%           7.1
Tax-exempt Variable Rate (1)               50,250              10.0%         Variable          5.28%           3.1
Credit Facilities (2)                     185,000              36.8%         Variable          6.20%           1.7
Service Companies                           5,750               1.1%            Fixed          9.22%           2.8
                                         --------             ------                           -----           ---
Total                                    $502,770             100.0%                           6.89%           4.7
                                         ========             ======                           =====           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2)  In October 1999, this line of credit was increased to $250,000 and extended to October 2002.  New LIBOR pricing to LIBOR+1.05%.  $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February 2003).  An additional $25,000 was swapped to a fixed rate in September maturing in 2004.
Effective interest rate includes swap costs.
(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.






                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                    DEBT MATURITIES
                                                  SEPTEMBER 30, 1999
                                           Unaudited - dollars in thousands

                                                                                       There-                  % to
                             1999        2000        2001       2002        2003       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Fixed Rate Mortgages       $    636       2,808       3,038      3,271      60,105     99,319     169,177      41.2%
Tax Exempt Bonds*                                               50,250                             50,250      12.3%
Wachovia/First Chicago
 Line of Credit**                                   185,000                                       185,000      45.1%
Other                           750                                          5,000                  5,750       1.4%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Loans                $  1,386       2,808     188,038     53,521      65,105     99,319     410,177     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.3%        0.7%       45.8%      13.1%       15.9%      24.2%      100.0%      81.6%
                           ========    ========    ========   ========    ========   ========    ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)            3,011           0           0          0           0          0       3,011       3.3%
Nationwide Life Ins. -
  Greenwood Forest (15%)          4          19          20      1,679           0          0       1,722       1.9%
Lincoln National Ins. -
  Champions Park (15%)            5          22          24      1,260           0          0       1,311       1.4%
Prudential Ins. -
  Champions Centre (15%)          3          11          12        955           0          0         981       1.1%
Allstate Life Ins. -
  Windbrooke (15%)                6          18          20      1,656           0          0       1,700       1.8%
CIGNA -
  Chevy Chase (33%)              45         189         202        216       8,770          0       9,422      10.2%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)              39         162         175        189       8,909          0       9,474      10.2%
Phoenix Mutual -
  Willeo Creek (30%)             14          57          61         65       2,687          0       2,884       3.1%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)            21          88          96        106         116      5,585       6,012       6.5%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            19          77          84         91          99      5,416       5,786       6.2%




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                              DEBT MATURITIES - CONTINUED


                                                                                       There-                  % to
                             1999        2000        2001       2002        2003       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Erie Insurance -
  River Park (40%)               13          50          54         59          63      3,325       3,564       3.8%
Prudential Ins. -
  Amli at Danada (10%)            6          25          27         29          31      2,321       2,439       2.6%
Phoenix Home Life -
  Amli at Verandah (35%)         21          88          94        102         110      5,480       5,895       6.4%
Northwestern Mutual Life
  Ins. - Northwinds (35%)         0          15          95        103         112     10,389      10,714      11.6%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)     17          70          76         82       3,709          0       3,954       4.3%
Northwestern Mutual Life
  Ins. - Parkway (25%)           11          45          49         52          56      2,459       2,672       2.9%
Jackson National Life
  Ins. - Timberglen (40%)        10          42          45         49          52      2,463       2,661       2.9%
Amli Residential - Deerfield
  (25%)                       2,613           0           0          0           0          0       2,613       2.8%
AMI Capital, Inc. -
  Lost Mountain (75%)             0           3          38         41          44      1,309       1,435       1.5%
Amli Residential -
  Summit Ridge (25%)            748           0           0          0           0          0         748       0.8%
Northwestern Mutual Life
  Ins - Prestonwood Hills
  (45.4044%)                     13          52          57         61          66      5,040       5,289       5.7%
Northwestern Mutual Life
  Ins - Winward Park
  (45.40%)                       20          79          87         94         101      7,875       8,256       8.9%
Erie Insurance -
  Towne Creek (1%)               50           0           0          0           0          0          50       0.1%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Share of
 Co-Investment Loans       $  6,689       1,112       1,316      6,889      24,925     51,662      92,593     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             7.2%        1.2%        1.4%       7.4%       26.9%      55.8%       99.9%      18.4%
                           ========    ========    ========   ========    ========   ========    ========    =======
Total Including Share
 of Co-Investment Debt     $  8,075       3,920     189,354     60,410      90,030    150,981     502,770     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
Percent to Total               1.6%        0.8%       37.7%      12.0%       17.9%      30.0%      100.0%     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======

     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.
     ** In October, the Unsecured Line of Credit maturity was extended to Oct. 2002 with two one-year extensions.

               AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                  THREE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              7/1/99-9/30/99                                7/1/98-9/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,320         93.6%                              -0.9%         94.4%
  Atlanta                2,572         92.7%                              -1.9%         94.6%
  Austin                 1,289         96.1%                               0.5%         95.6%
  Indianapolis           1,296         89.7%                              -3.5%         93.0%
  Kansas                 1,252         94.2%                               1.6%         92.7%
  Chicago                  449         96.9%                               0.1%         96.7%
                        ------         -----                              -----         -----
     Weighted Average                  93.4%                              -0.9%         94.3%
                                       =====                              =====         =====
       Total            11,178
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $719                   1.9%                      $706
  Atlanta                                           $773                   3.5%                      $747
  Austin                                            $732                   3.8%                      $706
  Indianapolis                                      $660                   2.6%                      $644
  Kansas                                            $713                   2.1%                      $698
  Chicago                                           $996                   5.5%                      $945
                                                    ----                   ----                      ----
     Weighted Average                               $737                   2.8%                      $717
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $ 9,232,134      $  712        $ 0.82     1.3%   $ 9,118,130      $  704     $ 0.81
Atlanta                          $ 5,889,300      $  763        $ 0.82     2.0%   $ 5,771,574      $  748     $ 0.80
Austin                           $ 2,910,997      $  753        $ 0.97     5.0%   $ 2,772,885      $  717     $ 0.92
Indianapolis                     $ 2,434,160      $  626        $ 0.71    -2.8%   $ 2,503,963      $  644     $ 0.73
Kansas                           $ 2,681,511      $  714        $ 0.79     3.8%   $ 2,583,901      $  688     $ 0.76
Chicago                          $ 1,448,652      $1,075        $ 1.22     7.2%   $ 1,351,976      $1,004     $ 1.14
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $24,596,753      $  733        $ 0.84     2.1%   $24,102,430      $  719     $ 0.82
                                 ===========      ======         =====    =====   ===========      ======     ======





         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              7/1/99-9/30/99                                7/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  3,906,232      $3,617         $4.18    -3.2%    $4,034,350      $3,736      $4.32
  Atlanta                       $  2,197,562      $3,418         $3.66     7.7%    $2,040,511      $3,173      $3.40
  Austin                        $  1,157,022      $3,590         $4.63     2.0%    $1,134,066      $3,519      $4.54
  Indianapolis                  $    966,948      $2,984         $3.38     2.1%    $  947,085      $2,923      $3.31
  Kansas                        $    973,163      $3,109         $3.43    -3.8%    $1,011,476      $3,232      $3.57
  Chicago                       $    655,729      $5,842         $6.64     7.1%    $  612,135      $5,453      $6.20
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  9,856,657      $3,527         $4.02     0.8%    $9,779,623      $3,500      $3.99
                                ============      ======         =====    =====    ==========      ======      =====
Operating Efficiency                   40.1%                                            40.6%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        57.7%   55.8%    $  5,325,901        $411         $0.48     4.8%   $ 5,083,780        $392      $0.45
 Atlanta       62.7%   64.6%    $  3,691,738        $478         $0.51    -1.1%   $ 3,731,063        $484      $0.52
 Austin        60.3%   59.1%    $  1,753,974        $454         $0.58     7.0%   $ 1,638,819        $424      $0.55
 Indianapolis  60.3%   62.2%    $  1,467,212        $377         $0.43    -5.8%   $ 1,556,879        $400      $0.45
 Kansas        63.7%   60.9%    $  1,708,348        $455         $0.50     8.6%   $ 1,572,425        $419      $0.46
 Chicago       54.7%   54.7%    $    792,922        $589         $0.67     7.2%   $   739,841        $549      $0.62
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      59.9%   59.4%    $ 14,740,096        $440         $0.50     2.9%   $14,322,807        $427      $0.49
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       59.9%                                            59.4%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    358,347      $  332         $0.38     1.7%    $  352,201        $326      $0.38
  Atlanta                       $    199,839      $  311         $0.33   -12.2%    $  227,495        $354      $0.38
  Austin                        $    224,797      $  698         $0.90   155.8%    $   87,880        $273      $0.35
  Indianapolis                  $     57,107      $  176         $0.20   -73.8%    $  218,377        $674      $0.76
  Kansas                        $    100,591      $  321         $0.36   -29.1%    $  141,866        $453      $0.50
  Chicago                       $     45,033      $  401         $0.46    67.8%    $   26,832        $239      $0.27
                                ------------      ------         -----   ------    ----------        ----      -----
   Total                        $    985,714      $  353         $0.40    -6.5%    $1,054,650        $377      $0.43
                                ============      ======         =====   ======    ==========        ====      =====

         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)
                                              7/1/99-9/30/99                                7/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    510,357      $  473         $0.55   -19.5%    $  634,338      $  587      $0.68
  Atlanta                       $    388,763      $  605         $0.65    13.7%    $  342,040      $  532      $0.57
  Austin                        $    134,745      $  418         $0.54     0.3%    $  134,384      $  417      $0.54
  Indianapolis                  $    160,531      $  495         $0.56   -20.0%    $  200,733      $  620      $0.70
  Kansas                        $    143,078      $  457         $0.51    10.3%    $  129,713      $  414      $0.46
  Chicago                       $    117,210      $1,044         $1.19    -3.2%    $  121,040      $1,078      $1.23
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,454,684      $  521         $0.59    -6.9%    $1,562,248      $  559      $0.64
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  1,398,711      $1,295         $1.50     3.8%    $1,346,979      $1,247      $1.44
  Atlanta                       $    455,838      $  709         $0.76    28.7%    $  354,058      $  551      $0.59
  Austin                        $    424,800      $1,318         $1.70     8.0%    $  393,465      $1,221      $1.57
  Indianapolis                  $    248,601      $  767         $0.87    28.3%    $  193,712      $  598      $0.68
  Kansas                        $    226,162      $  723         $0.80   -12.7%    $  258,992      $  827      $0.91
  Chicago                       $    242,747      $2,163         $2.46    37.2%    $  176,965      $1,577      $1.79
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  2,996,859      $1,072         $1.22    10.0%    $2,724,170      $  975      $1.11
                                ============      ======         =====    =====    ==========      ======      =====



















               AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                   NINE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              1/1/99-9/30/99                                1/1/98-9/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,320         93.1%                              -1.4%         94.4%
  Atlanta                2,572         92.9%                              -1.3%         94.1%
  Austin                 1,289         94.6%                              -0.1%         94.6%
  Indianapolis           1,296         89.9%                              -2.7%         92.4%
  Kansas                 1,252         94.2%                               2.0%         92.3%
  Chicago                  449         94.8%                              -1.3%         96.1%
                        ------         -----                              -----         -----
     Weighted Average                  93.1%                              -1.0%         94.0%
                                       =====                              =====         =====
       Total            11,178
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $716                   1.7%                      $704
  Atlanta                                           $768                   3.9%                      $739
  Austin                                            $720                   3.5%                      $695
  Indianapolis                                      $648                   3.3%                      $627
  Kansas                                            $710                   1.8%                      $698
  Chicago                                           $977                   3.3%                      $946
                                                    ----                   ----                      ----
     Weighted Average                               $730                   2.7%                      $711
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $27,346,758      $  703        $ 0.81     0.9%   $27,107,770      $  697     $ 0.81
Atlanta                          $17,425,057      $  753        $ 0.81     3.1%   $16,904,295      $  730     $ 0.78
Austin                           $ 8,425,259      $  726        $ 0.94     4.6%   $ 8,054,194      $  694     $ 0.89
Indianapolis                     $ 7,195,838      $  617        $ 0.70     0.2%   $ 7,183,874      $  616     $ 0.70
Kansas                           $ 8,016,090      $  711        $ 0.79     4.4%   $ 7,679,310      $  682     $ 0.75
Chicago                          $ 4,160,855      $1,030        $ 1.17     3.8%   $ 4,007,739      $  992     $ 1.13
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $72,569,856      $  721        $ 0.82     2.3%   $70,937,182      $  705     $ 0.80
                                 ===========      ======         =====    =====   ===========      ======     ======





         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              1/1/99-9/30/99                                1/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $ 11,477,843      $3,546         $4.10     0.2%   $11,454,836      $3,535      $4.09
  Atlanta                       $  6,121,530      $3,173         $3.40     1.7%   $ 6,017,671      $3,120      $3.34
  Austin                        $  3,403,263      $3,520         $4.54     0.6%   $ 3,381,698      $3,498      $4.51
  Indianapolis                  $  2,818,059      $2,899         $3.28     4.9%   $ 2,687,366      $2,765      $3.13
  Kansas                        $  2,774,406      $2,955         $3.26    -5.3%   $ 2,928,214      $3,118      $3.45
  Chicago                       $  2,044,759      $6,072         $6.91     2.5%   $ 1,994,334      $5,922      $6.74
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 28,639,860      $3,417         $3.89     0.6%   $28,464,120      $3,395      $3.87
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   39.5%                                            40.1%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        58.0%   57.7%    $ 15,868,915        $408         $0.47     1.4%   $15,652,933        $403      $0.47
 Atlanta       64.9%   64.4%    $ 11,303,527        $488         $0.52     3.8%   $10,886,624        $470      $0.50
 Austin        59.6%   58.0%    $  5,021,996        $433         $0.56     7.5%   $ 4,672,496        $403      $0.52
 Indianapolis  60.8%   62.6%    $  4,377,779        $375         $0.42    -2.6%   $ 4,496,508        $386      $0.44
 Kansas        65.4%   61.9%    $  5,241,684        $465         $0.51    10.3%   $ 4,751,096        $422      $0.47
 Chicago       50.9%   50.2%    $  2,116,096        $524         $0.60     5.1%   $ 2,013,405        $498      $0.57
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      60.5%   59.9%    $ 43,929,996        $437         $0.50     3.4%   $42,473,062        $422      $0.48
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       60.5%                                            59.9%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $  1,104,356      $  341         $0.39     0.1%    $1,102,982        $340      $0.39
  Atlanta                       $    466,653      $  242         $0.26   -25.0%    $  622,467        $323      $0.35
  Austin                        $  1,047,277      $1,083         $1.40   247.4%    $  301,441        $312      $0.40
  Indianapolis                  $    140,974      $  145         $0.16   -57.4%    $  331,228        $341      $0.39
  Kansas                        $    268,921      $  286         $0.32   -21.3%    $  341,688        $364      $0.40
  Chicago                       $    180,606      $  536         $0.61    93.6%    $   93,271        $277      $0.31
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  3,208,786      $  383         $0.44    14.9%    $2,793,076        $333      $0.38
                                ============      ======         =====   ======    ==========        ====      =====

         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)
                                              1/1/99-9/30/99                                1/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $  1,417,803      $  439         $0.51    -6.9%    $1,522,148      $  470      $0.54
  Atlanta                       $    984,589      $  510         $0.55     9.9%    $  895,626      $  464      $0.50
  Austin                        $    426,871      $  442         $0.57     9.1%    $  391,140      $  405      $0.52
  Indianapolis                  $    461,152      $  474         $0.54    -1.2%    $  466,701      $  480      $0.54
  Kansas                        $    357,388      $  381         $0.42    -3.7%    $  371,160      $  395      $0.44
  Chicago                       $    340,353      $1,011         $1.15     0.0%    $  340,397      $1,011      $1.15
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  3,988,156      $  476         $0.54     0.0%    $3,987,172      $  476      $0.54
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  4,196,138      $1,295         $1.50     4.0%    $4,036,036      $1,246      $1.44
  Atlanta                       $  1,339,122      $  694         $0.74     7.1%    $1,249,792      $  648      $0.69
  Austin                        $  1,187,241      $1,228         $1.58     1.1%    $1,174,604      $1,215      $1.57
  Indianapolis                  $    696,118      $  716         $0.81    15.2%    $  604,386      $  622      $0.70
  Kansas                        $    726,406      $  774         $0.85    -7.6%    $  785,888      $  837      $0.92
  Chicago                       $    801,749      $2,381         $2.71    10.2%    $  727,693      $2,161      $2.46
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  8,946,773      $1,067         $1.22     4.3%    $8,578,398      $1,023      $1.17
                                ============      ======         =====     ====    ==========      ======      =====



















      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                  THREE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98)
                                              7/1/99-9/30/99                                7/1/98-9/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,858         93.7%                              -0.8%         94.4%
  Atlanta                4,134         93.9%                              -0.4%         94.3%
  Austin                 1,877         96.1%                               0.9%         95.2%
  Houston                  754         93.3%                              -2.6%         95.8%
  Indianapolis           1,296         89.7%                              -3.5%         93.0%
  Kansas                 1,620         94.2%                               1.0%         93.3%
  Chicago                2,365         95.4%                              -0.4%         95.8%
                        ------        ------                              -----         -----
    Weighted Average                   94.0%                              -0.6%         94.5%
    Total               16,904         =====                              =====         =====
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                          $  714                   1.6%                      $703
  Atlanta                                         $  792                   2.8%                      $770
  Austin                                          $  694                   3.5%                      $671
  Houston                                         $  751                  -1.8%                      $765
  Indianapolis                                    $  660                   2.6%                      $644
  Kansas                                          $  726                   2.9%                      $705
  Chicago                                         $1,000                   5.5%                      $948
                                                  ------                   ----                      ----
    Weighted Average                              $  769                   2.8%                      $748
                                                  ======                   ====                      ====
TOTAL PROPERTY
REVENUES                                                PER MONTH                                       PER MONTH
---------------                                         ---------                                       ---------
  Dallas                         $10,330,015      $  709         $0.83     1.2%   $10,211,989        $701      $0.82
  Atlanta                        $ 9,880,572      $  797         $0.82     3.2%   $ 9,574,081        $772      $0.80
  Austin                         $ 4,015,629      $  713         $0.96     4.8%   $ 3,829,916        $680      $0.91
  Houston                        $ 1,680,359      $  743         $0.80    -5.8%   $ 1,784,701        $789      $0.85
  Indianapolis                   $ 2,434,160      $  626         $0.71    -2.8%   $ 2,503,963        $644      $0.73
  Kansas                         $ 3,544,647      $  729         $0.80     4.4%   $ 3,396,444        $699      $0.77
  Chicago                        $ 7,339,679      $1,034         $1.21     6.3%   $ 6,903,890        $973      $1.13
                                 -----------      ------         -----    -----   -----------        ----      -----
    Total                        $39,225,061      $  773         $0.88     2.7%   $38,204,984        $753      $0.86
                                 ===========      ======         =====    =====   ===========        ====      =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                  THREE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                              7/1/99-9/30/99                                7/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING
EXPENSES                                              (ANNUALIZED)                                   (ANNUALIZED)
-------------------                                   ------------                                   -----------
  Dallas                        $  4,441,694      $3,657         $4.30    -2.9%   $ 4,574,408      $3,766      $4.43
  Atlanta                       $  3,727,196      $3,606         $3.72     9.1%   $ 3,416,081      $3,305      $3.41
  Austin                        $  1,648,452      $3,513         $4.72    -0.9%   $ 1,664,000      $3,546      $4.76
  Houston                       $    733,613      $3,892         $4.21     5.0%   $   698,801      $3,707      $4.01
  Indianapolis                  $    966,948      $2,984         $3.38     2.1%   $   947,085      $2,923      $3.31
  Kansas                        $  1,292,002      $3,190         $3.49    -2.0%   $ 1,318,810      $3,256      $3.56
  Chicago                       $  2,509,413      $4,244         $4.95    -2.3%   $ 2,569,443      $4,346      $5.07
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 15,319,317      $3,625         $4.12     0.9%   $15,188,628      $3,594      $4.08
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   39.1%                                            39.8%
                                       =====                                            =====

                                                       PER MONTH                                       PER MONTH
                1999      1998                         ---------                                      ----------
NOI               %         %
---             -----    -----
 Dallas         57.0%    55.2%  $  5,888,321        $404         $0.48     4.4%   $ 5,637,581        $387      $0.46
 Atlanta        62.3%    64.3%  $  6,153,376        $496         $0.51    -0.1%   $ 6,158,000        $497      $0.51
 Austin         58.9%    56.6%  $  2,367,177        $420         $0.56     9.3%   $ 2,165,915        $385      $0.52
 Houston        56.3%    60.8%  $    946,746        $419         $0.45   -12.8%   $ 1,085,900        $480      $0.52
 Indianapolis   60.3%    62.2%  $  1,467,212        $377         $0.43    -5.8%   $ 1,556,879        $400      $0.45
 Kansas         63.6%    61.2%  $  2,252,645        $464         $0.51     8.4%   $ 2,077,634        $427      $0.47
 Chicago        65.8%    62.8%  $  4,830,266        $681         $0.79    11.4%   $ 4,334,447        $611      $0.71
                -----    -----  ------------        ----         -----    -----   -----------        ----      -----
    Total       60.9%    60.2%  $ 23,905,744        $471         $0.54     3.9%   $23,016,356        $454      $0.52
                =====    =====  ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       60.9%                                            60.2%
                                       =====                                            =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                  THREE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                              7/1/99-9/30/99                                7/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  -------------                                 ------------
  Dallas                        $    395,616      $  326         $0.38     4.8%    $  377,598        $311      $0.37
  Atlanta                       $    256,498      $  248         $0.26    -7.8%    $  278,096        $269      $0.28
  Austin                        $    251,656      $  536         $0.72    39.7%    $  180,174        $384      $0.52
  Houston                       $     29,144      $  155         $0.17    16.7%    $   24,966        $132      $0.14
  Indianapolis                  $     57,107      $  176         $0.20   -73.8%    $  218,377        $674      $0.76
  Kansas                        $    106,367      $  263         $0.29   -25.9%    $  143,619        $355      $0.39
  Chicago                       $    170,744      $  289         $0.34   -27.4%    $  235,173        $398      $0.46
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  1,267,131      $  300         $0.34   -13.1%    $1,458,003        $345      $0.39
                                ============      ======         =====   ======    ==========        ====      =====

REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    600,830      $  495         $0.58   -15.9%    $  714,024      $  588      $0.69
  Atlanta                       $    569,710      $  551         $0.57    14.1%    $  499,370      $  483      $0.50
  Austin                        $    204,416      $  436         $0.58   -11.5%    $  230,924      $  492      $0.66
  Houston                       $     43,830      $  233         $0.25    -9.2%    $   48,245      $  256      $0.28
  Indianapolis                  $    160,531      $  495         $0.56   -20.0%    $  200,733      $  620      $0.70
  Kansas                        $    168,205      $  415         $0.45     0.3%    $  167,692      $  414      $0.45
  Chicago                       $    394,649      $  667         $0.78    -5.2%    $  416,321      $  704      $0.82
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  2,142,172      $  507         $0.58    -5.9%    $2,277,309      $  539      $0.61
                                ============      ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                     ------------                                  ------------
  Dallas                        $  1,575,912      $1,298         $1.53     4.1%    $1,514,145      $1,247      $1.47
  Atlanta                       $    818,985      $  792         $0.82    21.2%    $  675,881      $  654      $0.67
  Austin                        $    572,715      $1,220         $1.64     5.9%    $  541,026      $1,153      $1.55
  Houston                       $    314,568      $1,669         $1.80    15.3%    $  272,777      $1,447      $1.56
  Indianapolis                  $    248,601      $  767         $0.87    28.3%    $  193,712      $  598      $0.68
  Kansas                        $    311,920      $  770         $0.84    -4.8%    $  327,613      $  809      $0.89
  Chicago                       $    821,717      $1,390         $1.62     0.9%    $  814,777      $1,378      $1.61
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  4,664,418      $1,104         $1.25     7.5%    $4,339,930      $1,027      $1.17
                                ============      ======         =====    =====    ==========      ======      =====


      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   NINE MONTHS ENDED SEPTEMBER 30, 1999 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98)
                                              1/1/99-9/30/99                                1/1/98-9/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,858         93.3%                              -1.2%         94.5%
  Atlanta                4,134         92.9%                              -0.9%         93.8%
  Austin                 1,877         94.6%                              -0.3%         94.8%
  Houston                  754         92.2%                              -3.6%         95.6%
  Indianapolis           1,296         89.9%                              -2.7%         92.4%
  Kansas                 1,620         94.3%                               1.7%         92.7%
  Chicago                2,365         95.5%                              -0.3%         95.7%
                        ------         -----                              -----         -----
     Weighted Average                  93.4%                              -0.9%         94.2%
                                       =====                              =====         =====
       Total            16,904
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $711                   1.5%                      $700
  Atlanta                                           $788                   3.3%                      $763
  Austin                                            $685                   3.6%                      $661
  Houston                                           $757                   1.0%                      $750
  Indianapolis                                      $648                   3.3%                      $627
  Kansas                                            $722                   2.3%                      $705
  Chicago                                           $982                   4.8%                      $937
                                                    ----                   ----                      ----
     Weighted Average                               $763                   2.9%                      $741
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                          $ 30,628,566      $  701        $ 0.82     0.8%  $ 30,375,455      $  695     $ 0.82
Atlanta                         $ 28,923,226      $  777        $ 0.80     3.1%  $ 28,046,303      $  754     $ 0.78
Austin                          $ 11,670,442      $  691        $ 0.93     4.6%  $ 11,159,064      $  661     $ 0.89
Houston                         $  5,021,725      $  740        $ 0.80    -2.7%  $  5,162,794      $  761     $ 0.82
Indianapolis                    $  7,195,838      $  617        $ 0.70     0.2%  $  7,183,874      $  616     $ 0.70
Kansas                          $ 10,576,790      $  725        $ 0.79     5.3%  $ 10,044,753      $  689     $ 0.75
Chicago                         $ 21,477,849      $1,009        $ 1.18     6.0%  $ 20,259,641      $  952     $ 1.11
                                ------------      ------        ------    -----  ------------      ------     ------
    Total                       $115,494,436      $  759        $ 0.86     2.9%  $112,231,884      $  738     $ 0.84
                                ============      ======        ======    =====  ============      ======     ======




  AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98)

                                              1/1/99-9/30/99                                1/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $ 13,052,856      $3,583         $4.21    -0.1%   $13,059,401      $3,584      $4.22
  Atlanta                       $ 10,367,496      $3,344         $3.45     1.6%   $10,208,980      $3,293      $3.40
  Austin                        $  4,827,894      $3,430         $4.60    -1.2%   $ 4,886,610      $3,471      $4.66
  Houston                       $  2,201,615      $3,893         $4.21     5.7%   $ 2,082,778      $3,683      $3.98
  Indianapolis                  $  2,818,059      $2,899         $3.28     4.9%   $ 2,687,366      $2,765      $3.13
  Kansas                        $  3,689,877      $3,037         $3.32    -2.5%   $ 3,786,381      $3,116      $3.41
  Chicago                       $  7,824,129      $4,411         $5.14     0.2%   $ 7,809,810      $4,403      $5.13
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 44,781,926      $3,532         $4.01     0.6%   $44,521,327      $3,512      $3.99
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   38.8%                                            39.7%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        57.4%   57.0%    $ 17,575,709        $402         $0.47     1.5%   $17,316,054        $396      $0.47
 Atlanta       64.2%   63.6%    $ 18,555,730        $499         $0.51     4.0%   $17,837,323        $479      $0.49
 Austin        58.6%   56.2%    $  6,842,549        $405         $0.54     9.1%   $ 6,272,454        $371      $0.50
 Houston       56.2%   59.7%    $  2,820,110        $416         $0.45    -8.4%   $ 3,080,015        $454      $0.49
 Indianapolis  60.8%   62.6%    $  4,377,779        $375         $0.42    -2.6%   $ 4,496,508        $386      $0.44
 Kansas        65.1%   62.3%    $  6,886,913        $472         $0.52    10.0%   $ 6,258,372        $429      $0.47
 Chicago       63.6%   61.5%    $ 13,653,719        $641         $0.75     9.7%   $12,449,831        $585      $0.68
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      61.2%   60.3%    $ 70,712,510        $465         $0.53     4.4%   $67,710,557        $445      $0.51
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       61.2%                                            60.3%
                                ============                                       ==========


  AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98)
                                              1/1/99-9/30/99                                1/1/98-9/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $  1,280,845      $  352         $0.41     7.9%    $1,186,704        $326      $0.38
  Atlanta                       $    603,560      $  195         $0.20   -17.8%    $  733,992        $237      $0.24
  Austin                        $  1,147,269      $  815         $1.09   133.2%    $  491,981        $349      $0.47
  Houston                       $    109,543      $  194         $0.21    20.2%    $   91,166        $161      $0.17
  Indianapolis                  $    140,974      $  145         $0.16   -57.4%    $  331,228        $341      $0.39
  Kansas                        $    285,891      $  235         $0.26   -19.3%    $  354,446        $292      $0.32
  Chicago                       $    664,699      $  375         $0.44    19.5%    $  556,360        $314      $0.37
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  4,232,781      $  334         $0.38    13.0%    $3,745,878        $295      $0.34
                                ============      ======         =====   ======    ==========        ====      =====
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $  1,677,033      $  460         $0.54    -4.7%    $1,759,070      $  483      $0.57
  Atlanta                       $  1,485,331      $  479         $0.49     6.9%    $1,390,087      $  448      $0.46
  Austin                        $    625,420      $  444         $0.60    -2.9%    $  644,277      $  458      $0.61
  Houston                       $    130,053      $  230         $0.25    -3.0%    $  134,120      $  237      $0.26
  Indianapolis                  $    461,152      $  474         $0.54    -1.2%    $  466,701      $  480      $0.54
  Kansas                        $    429,521      $  354         $0.39    -6.7%    $  460,319      $  379      $0.41
  Chicago                       $  1,160,933      $  655         $0.76    -0.7%    $1,168,585      $  659      $0.77
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  5,969,443      $  471         $0.53    -0.9%    $6,023,159      $  475      $0.54
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  4,727,741      $1,298         $1.53     4.2%   $ 4,537,534      $1,245      $1.46
  Atlanta                       $  2,369,833      $  764         $0.79     4.6%   $ 2,266,109      $  731      $0.75
  Austin                        $  1,604,862      $1,140         $1.53    -0.8%   $ 1,617,287      $1,149      $1.54
  Houston                       $    956,283      $1,691         $1.83    16.9%   $   817,938      $1,446      $1.56
  Indianapolis                  $    696,118      $  716         $0.81    15.2%   $   604,386      $  622      $0.70
  Kansas                        $    983,680      $  810         $0.89    -0.1%   $   985,135      $  811      $0.89
  Chicago                       $  2,759,717      $1,556         $1.81     3.4%   $ 2,667,762      $1,504      $1.75
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 14,098,233      $1,112         $1.26     4.5%   $13,496,150      $1,065      $1.21
                                ============      ======         =====    =====   ===========      ======      =====




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                                  PROPERTY INFORMATION
                                                As of September 30, 1999
                                                                                               Qtr ended
                                                                                             Sept 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    Sept 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
WHOLLY OWNED
PROPERTIES
------------
Dallas/Ft.
Worth, TX
----------
AMLI:
 at Autumn Chase      Carrollton, TX       1991   87/96/99     690     596,448        864    $737    $0.85        93.7%
 at Bent Tree         Dallas, TX           1997       1996     300     282,303        941     832     0.88        92.6%
 at Bishop's Gate     West Plano, TX       1997       1997     266     292,094      1,098   1,013     0.92        94.1%
 at Chase Oaks        Plano, TX            1994       1986     250     193,736        775     688     0.89        94.9%
 at Gleneagles        Dallas, TX           1988      87/97     590     521,302        884     708     0.80        94.7%
 on the Green         Ft. Worth, TX        1994      90/93     424     358,560        846     702     0.83        94.5%
 at Nantucket         Dallas, TX           1988       1986     312     222,208        712     577     0.81        95.7%
 of North Dallas      Dallas, TX          89/90      85/86   1,032     905,590        878     681     0.78        90.5%
 on Rosemeade         Dallas, TX           1990       1987     236     205,334        870     691     0.79        94.5%
 at Valley Ranch      Irving, TX           1990       1985     460     389,940        848     721     0.85        96.2%
                                                             -----   ---------        ---    ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                             4,560   3,967,515        870     722    $0.83        93.6%
                                                             -----   ---------        ---    ----    -----       ------
Atlanta, GA
-----------
AMLI:
 at Clairmont         Atlanta, GA          1998       1988     288     229,938        798     799     1.00        96.6%
 at Killian Farms     Snellville, GA                  1999     256     262,693      1,026     752     0.73        90.0%
 at Park Creek        Gainesville, GA                 1998     200     195,146        976     751     0.77        94.3%
 at Peachtree City    Fayette County, GA              1998     312     305,756        980     911     0.93        95.5%
 at Spring Creek      Dunwoody, GA                  85/86/
                                                     87/89   1,180   1,080,568        916     757     0.83        91.9%
 at Sope Creek        Marietta, GA                82/83/95     695     632,425        910     707     0.78        93.7%
 at Vinings           Atlanta, GA         92/97       1985     360     374,768      1,041     818     0.79        93.0%
 at West Paces        Atlanta, GA          1993       1992     337     314,470        933     917     0.98        93.4%
                                                            ------   ---------      -----    ----    -----       ------
  Subtotal-
  Atlanta, GA                                                3,628   3,395,764        936     784    $0.84        93.2%
                                                            ------   ---------      -----    ----    -----       ------




                                                                                               Qtr ended
                                                                                             Sept 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    Sept 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
Austin, TX
----------
AMLI:
 at the Arboretum     Austin, TX           1986       1983     231     178,116        771     727    $0.94        96.7%
 in Great Hills       Austin, TX           1991       1985     344     257,984        750     718     0.96        96.8%
 at Lantana Ridge     Austin, TX           1997       1997     354     311,857        881     841     0.95        95.0%
 at Martha's
 Vineyard             Austin, TX           1992       1986     360     260,380        723     642     0.89        96.0%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Austin, TX                                                 1,289   1,008,337        782     732    $0.94        96.1%
                                                             -----   ---------        ---    ----    -----        -----
Eastern Kansas
--------------
AMLI:
 at Alvamar           Lawrence, KS         1994       1989     152     125,800        828     679    $0.82        93.4%
 at Centennial        Overland Park, KS    1998       1998     170     204,858      1,205     970     0.80        93.5%
 at Crown Colony      Topeka, KS           1994      86/97     220     172,284        783     619     0.79        92.0%
 at Lexington Farms   Overland Park, KS    1998       1998     404     392,693        972     813     0.84        91.9%
 at Regents Center    Overland Park, KS    1994   91/95/97     424     398,674        940     747     0.79        97.1%
 at Sherwood          Topeka, KS           1994       1993     300     260,340        868     625     0.72        94.0%
 at Town Center       Overland Park, KS    1997       1997     156     176,914      1,134     953     0.84        90.6%
                                                             -----   ---------      -----   -----    -----        -----
  Subtotal
   -Eastern KS                                               1,826   1,731,563        948     759    $0.80        93.6%
                                                             -----   ---------      -----   -----    -----        -----
Indianapolis, IN
----------------
AMLI:

 at Conner Farms      Indianapolis, IN     1997       1993     300     327,396      1,091     820    $0.75        96.0%
 at Eagle Creek       Indianapolis, IN     1998       1998     240     233,432        973     765     0.79        91.3%
 at Riverbend         Indianapolis, IN    92/93      83/85     996     820,712        824     612     0.74        87.8%
                                                             -----   ---------      -----    ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                     1,536   1,381,540        899     676    $0.75        90.0%
                                                             -----   ---------      -----    ----    -----        -----





                                                                                               Qtr ended
                                                                                             Sept 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    Sept 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

Chicago, IL
------------
AMLI:
 at Park Sheridan     Chicago, IL          1989       1986     253     216,315        855   1,000    $1.17        97.0%
 at Poplar Creek      Schaumburg, IL       1997       1985     196     177,630        906     991     1.09        96.8%
                                                             -----  ----------      -----   -----    -----        -----
 Subtotal
  -Chicago, IL                                                 449     393,945        877     996    $1.14        96.9%
                                                            ------  ----------      -----   -----    -----        -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                               13,288  11,878,664        894    $749    $0.84        93.4%
                                                            ======  ==========       ====    ====    =====        =====





                                                                                               Qtr ended
                                                                                             Sept 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    Sept 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
Atlanta, GA
-----------
AMLI:
 at Barrett Lakes     Cobb County, GA                 1997     446     462,368      1,037     862    $0.83        95.6%
 at Pleasant Hill     Gwinnett County, GA             1996     502     501,816      1,000     799     0.80        96.4%
 at River Park        Norcross, GA                    1997     222     226,632      1,021     897     0.88        96.4%
 at Towne Creek       Gainesville, GA                 1989     150     121,722        811     635     0.78        94.7%
 at Willeo Creek      Rosewell, GA         1995       1989     242     297,302      1,229     844     0.69        96.7%
 at Windward Park     Alpharetta, GA       1999       1999     328     354,900      1,082     844     0.78        90.6%
                                                             -----   ---------      -----    ----    -----       ------
  Subtotal-
   Atlanta, GA                                               1,890   1,964,740      1,040     826    $0.79        95.1%
                                                             -----   ---------      -----    ----    -----       ------

Chicago, IL
-----------
AMLI:
 at Chevy Chase       Buffalo Grove, IL    1996       1988     592     480,820        812   1,031    $1.27        95.9%
 at Danada            Wheaton, IL          1997      89/91     600     521,499        869     967     1.11        94.5%
 at Fox Valley        Aurora, IL                      1998     272     269,237        990     974     0.98        90.4%
 at Willowbrook       Willowbrook, IL      1996       1987     488     418,404        857     994     1.16        93.9%
 at Windbrooke        Buffalo Grove, IL    1995       1987     236     213,160        903   1,025     1.13        96.8%
                                                             -----   ---------        ---   -----    -----        -----
  Subtotal-
  Chicago, IL                                                2,188   1,903,120        870     997    $1.15        94.5%
                                                             -----   ---------        ---   -----    -----        -----

Eastern Kansas
--------------
AMLI:
 at Regents Crest     Overland Park, KS    1997       1997     368     346,632        942     770    $0.82        94.0%
                                                             -----   ---------        ---    ----    -----        -----





                                                                                               Qtr ended
                                                                                             Sept 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    Sept 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
Dallas/Ft. Worth
----------------
AMLI:
 at Fossil Creek      Ft. Worth, TX                   1998     384     384,358      1,001     805     0.80        95.9%
 on the Parkway       Dallas, TX                      1999     240     225,248        939     877     0.93        92.5%
 at Prestonwood
   Hills              Dallas, TX           1999       1997     272     245,696        903     802     0.89        92.7%
 on Timberglen        Dallas, TX           1990       1985     260     201,198        774     623     0.81        95.3%
 at Varandah          Arlington, TX        1997      86/91     538     394,444        733     674     0.92        94.4%
                                                             -----   ---------        ---    ----    -----        -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                           1,694   1,450,944        857     745    $0.87        94.3%
                                                             -----   ---------        ---    ----    -----        -----
Austin, TX
----------
AMLI:
 at Wells Branch      Austin, TX                      1999     576     554,582        963     830    $0.86        93.4%
 at Park Place        Austin, TX           1994       1985     588     397,968        677     612     0.90        96.1%
                                                             -----   ---------        ---    ----    -----        -----
   Subtotal -
     Austin, TX                                              1,164     952,550        818     720    $0.88        94.8%
                                                             -----   ---------        ---    ----    -----        -----
Houston, TX
-----------
AMLI:
 at Champions
  Centre              Houston, TX          1994       1994     192     164,480        857     744    $0.87        92.4%
 at Champions Park    Houston, TX          1994       1991     246     221,986        902     731     0.81        93.6%
 at Greenwood
   Forest             Houston, TX          1995       1995     316     310,844        984     770     0.78        93.6%
                                                            ------   ---------        ---    ----    -----        -----
   Subtotal-
     Houston, TX                                               754     697,310        925     751    $0.81        93.3%
                                                            ------   ---------       ----    ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                               8,058   7,315,296        908    $831    $0.91        94.5%
                                                            ======   =========        ===    ====    =====        =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                              21,346  19,193,960        899    $780    $0.87        93.8%
                                                            ======  ==========        ===    ====    =====        =====

                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                              COMPONENTS OF PROPERTY EBITDA


                                                                       WHOLLY-OWNED
                                       ------------------------------------------------------------------------------
                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                   SEPTEMBER 30                              SEPTEMBER 30
                                       ------------------------------------      ------------------------------------
                                                                        %                                        %
                                         1999          1998          CHANGE        1999          1998          CHANGE
                                       --------      --------        ------      --------      --------        ------
PROPERTY REVENUES
-----------------

Rental Income
-------------
 Same Store Communities (1)              23,125        22,694          1.9%        68,370        67,123          1.9%
 New Communities (2)                      1,756         1,385         26.7%         5,087         2,983         70.5%
 Development and/or Lease-up
  Communities (3)                           507            85        498.0%           984           234        320.2%
 Acquisition Communities (4)              2,539           638        298.1%         7,462         1,830        307.8%
 Communities Sold/Contributed
  to Ventures (5)                             0           871                           1         2,846
                                        -------       -------       -------       -------       -------       -------
    Total                               $27,928        25,673          8.8%        81,904        75,015          9.2%
                                        =======       =======       =======       =======       =======       =======

Other Revenues
--------------
 Same Store Communities                 $ 1,471         1,408          4.5%         4,200         3,815         10.1%
 New Communities                            145           106         37.4%           411           249         65.1%
 Development and/or Lease-up
  Communities                                33             6        459.2%            73            10        642.8%
 Acquisition Communities                    164            26        530.1%           456            67        583.8%
 Communities Sold/Contributed
  to Ventures                                 0            60                           0           214
                                        -------       -------       -------       -------       -------       -------
    Total                               $ 1,813         1,606         12.9%         5,139         4,354         18.0%
                                        =======       =======       =======       =======       =======       =======





                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                                                       WHOLLY-OWNED
                                       ------------------------------------------------------------------------------
                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                   SEPTEMBER 30                              SEPTEMBER 30
                                       ------------------------------------      ------------------------------------
                                                                        %                                        %
                                         1999          1998          CHANGE        1999          1998          CHANGE
                                       --------      --------        ------      --------      --------        ------
Total Property Revenues
-----------------------
 Same Store Communities                 $24,597        24,102          2.1%        72,570        70,937          2.3%
 New Communities                          1,901         1,491         27.5%         5,498         3,232         70.1%
 Development and/or Lease-up
  Communities                               540            91        495.5%         1,056           244        333.2%
 Acquisition Communities                  2,703           664        307.2%         7,918         1,896        317.5%
 Communities Sold/Contributed
  to Ventures                                 0           931                           1         3,060
                                        -------       -------       -------       -------       -------       -------
    Total                               $29,741        27,279          9.0%        87,043        79,369          9.7%
                                        =======       =======       =======       =======       =======       =======

Total Operating Expenses
------------------------
 Same Store Communities                  $9,857         9,780          0.8%        28,640        28,464          0.6%
 New Communities                            594           584          1.8%         1,704         1,346         26.7%
 Development and/or Lease-up
  Communities                               230            52        341.4%           557           144        286.8%
 Acquisition Communities                  1,003           217        361.5%         2,829           642        340.6%
 Communities Sold/Contributed
  to Ventures                                 0           547                          11         1,874
                                        -------       -------       -------       -------       -------       -------
    Total                               $11,684        11,179          4.5%        33,741        32,470          3.9%
                                        =======       =======       =======       =======       =======       =======

Property EBITDA
---------------
 Same Store Communities                 $14,740        14,323          2.9%        43,930        42,473          3.4%
 New Communities                          1,306           907         44.0%         3,794         1,886        101.1%
 Development and/or Lease-up
  Communities                               311            39        702.5%           499           100        400.2%
 Acquisition  Communities                 1,700           446        280.8%         5,089         1,254        305.7%
 Communities Sold/Contributed
  to Ventures                                 0           385                         (9)         1,186
                                        -------       -------       -------       -------       -------       -------
    Total                               $18,057        16,100         12.2%        53,302        46,899         13.7%
                                        =======       =======       =======       =======       =======       =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                                                       COMBINED AT 100%
                                       ------------------------------------------------------------------------------
                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                   SEPTEMBER 30                              SEPTEMBER 30
                                       ------------------------------------      ------------------------------------
                                                                        %                                        %
                                         1999          1998          CHANGE        1999          1998          CHANGE
                                       --------      --------        ------      --------      --------        ------
PROPERTY REVENUES
-----------------

Rental Income
-------------
 Same Store Communities (1)             $36,836        35,999          2.3%       108,719       106,293          2.3%
 New Communities (2)                      3,369         2,809         19.9%         9,870         6,382         54.6%
 Development and/or Lease-up
  Communities (3)                         5,543         1,839        201.4%        13,196         2,718        385.5%
 Acquisition Communities (4)              3,986           638        525.0%         9,415         1,830        414.6%
 Communities Sold/Contributed
  to Ventures (5)                           654         1,275                       2,375         4,033
                                        -------       -------       -------       -------       -------       -------
    Total                               $50,388        42,561         18.4%       143,574       121,256         18.4%
                                        =======       =======       =======       =======       =======       =======

Other Revenues
--------------
 Same Store Communities                 $ 2,389         2,206          8.3%         6,776         5,939         14.1%
 New Communities                            272           224         21.7%           787           576         36.7%
 Development and/or Lease-up
  Communities                               458           139        228.4%         1,012           228        344.3%
 Acquisition Communities                    262            26        907.6%           612            67        818.6%
 Communities Sold/Contributed
  to Ventures                                73           115                         227           368
                                        -------       -------       -------       -------       -------       -------
    Total                               $ 3,454         2,710         27.5%         9,414         7,177         31.2%
                                        =======       =======       =======       =======       =======       =======





                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                                                       COMBINED AT 100%
                                       ------------------------------------------------------------------------------
                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                   SEPTEMBER 30                              SEPTEMBER 30
                                       ------------------------------------      ------------------------------------
                                                                        %                                        %
                                         1999          1998          CHANGE        1999          1998          CHANGE
                                       --------      --------        ------      --------      --------        ------
Total Property Revenues
-----------------------
 Same Store Communities                 $39,225        38,205          2.7%       115,494       112,232          2.9%
 New Communities                          3,642         3,033         20.1%        10,656         6,958         53.2%
 Development and/or Lease-up
  Communities                             6,001         1,978        203.3%        14,209         2,946        382.4%
 Acquisition Communities                  4,248           664        540.0%        10,027         1,896        428.8%
 Communities Sold/Contributed
  to Ventures                               727         1,390                       2,601         4,401
                                        -------       -------       -------       -------       -------       -------
    Total                               $53,843        45,270         18.9%       152,988       128,433         19.1%
                                        =======       =======       =======       =======       =======       =======

Total Operating Expenses
------------------------
 Same Store Communities                 $15,319        15,189          0.9%        44,782        44,521          0.6%
 New Communities                          1,124         1,237         -9.1%         3,580         3,227         11.0%
 Development and/or Lease-up
  Communities                             2,622           857        205.9%         6,199         1,409        339.8%
 Acquisition Communities                  1,608           217        639.9%         3,776           642        488.1%
 Communities Sold/Contributed
  to Ventures                               350           778                       1,235         2,533
                                        -------       -------       -------       -------       -------       -------
    Total                               $21,024        18,278         15.0%        59,572        52,333         13.8%
                                        =======       =======       =======       =======       =======       =======

Property EBITDA
---------------
 Same Store Communities                 $23,906        23,016          3.9%        70,713        67,711          4.4%
 New Communities                          2,517         1,796         40.2%         7,076         3,731         89.6%
 Development and/or Lease-up
  Communities                             3,379         1,121        201.3%         8,010         1,536        421.4%
 Acquisition  Communities                 2,640           446        491.4%         6,251         1,254        398.3%
 Communities Sold/Contributed
  to Ventures                               377           613                       1,367         1,868
                                        -------       -------       -------       -------       -------       -------
    Total                               $32,819        26,993         21.6%        93,416        76,100         22.8%
                                        =======       =======       =======       =======       =======       =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                                                       COMBINED AT 100%
                                       ------------------------------------------------------------------------------
                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                   SEPTEMBER 30                              SEPTEMBER 30
                                       ------------------------------------      ------------------------------------
                                                                        %                                        %
                                         1999          1998          CHANGE        1999          1998          CHANGE
                                       --------      --------        ------      --------      --------        ------


Company's share of Co-
 investment EBITDA (incl.
 share of cash flow in
 excess of ownership %)                 $ 3,987         2,964         34.5%        11,044         7,784         41.9%
                                       ========      ========      ========      ========      ========      ========

Percent of Co-investment
 EBITDA                                     12%           11%                         12%           10%
                                       ========      ========                    ========      ========


(1)  Stabilized Communities at 1/1/98.

(2)  Development Communities stabilized after 1/1/98 but before 1/1/99.

(3)  Development Communities not yet stabilized.

(4)  Stabilized Communities acquired after 1/1/98.

(5)  Communities sold or contributed to co-investment ventures.


                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                                 DEVELOPMENT ACTIVITIES

                                                   THIRD QUARTER 1999

                                                      Construc-                                   Percent      Percent
                    Number                 Percent      tion       First     Comple-   Stabili-   Construc-    Leased
                      of        Costs       Owner-      Start      Units      tion      zation      tion        as of
Community Name      Units    (millions)     ship        Date      Occupied    Date       Date     Complete    10/17/99
--------------      ------   ----------    -------    ---------   --------   -------   --------   ---------   --------
Completed and In
Initial Lease Up
----------------

Indianapolis, IN
----------------
AMLI at
  Spring Mill**        400        $29.5        20%         2Q97       1Q98      2Q99       3Q99        100%        87%


Under Construction
and/or In Initial
Lease Up
------------------

Atlanta, GA
-----------
AMLI
 at Northwinds *       800         53.8        35%        3Q/96      3Q/97     3Q/99      4Q/99         99%        96%
 at Mill Creek         400         27.1        25%        3Q/99      4Q/00     4Q/01      2Q/02          1%        N/A
 at Park Bridge        352         24.6        25%        2Q/99      2Q/00     1Q/01      4Q/01         12%        N/A
 at Lost Mountain      164         11.4        74%        2Q/99      2Q/00     4Q/00      2Q/01         19%        N/A

Dallas/Fort Worth,
 TX
------------------

AMLI
 at Deerfield          240         17.5        25%        4Q/97      1Q/99     4Q/99      1Q/00         97%        93%
 at Bent Tree II       200         13.9       100%        4Q/98      4Q/99     2Q/00      3Q/00         44%        N/A

Austin, TX
----------
AMLI
 at Monterey Oaks      430         30.4        25%        4Q/98      4Q/99     3Q/00      3Q/01         25%        N/A





                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                           DEVELOPMENT ACTIVITIES - CONTINUED


                                                      Construc-                                   Percent      Percent
                    Number                 Percent      tion       First     Comple-   Stabili-   Construc-    Leased
                      of        Costs      Owners-      Start      Units      tion      zation      tion        as of
Community Name      Units    (millions)     ship        Date      Occupied    Date       Date     Complete    10/17/99
--------------      ------   ----------    -------    ---------   --------   -------   --------   ---------   --------
Chicago (Metro),
IL
----------------
AMLI
 at Oakhurst North     464         44.3        25%        1Q/97      2Q/98     3Q/99      2Q/00        100%        71%
 at St Charles         400         43.4        25%        3Q/98      3Q/99     2Q/00      2Q/01         50%        32%

Overland Park, KS
-----------------
AMLI
 at Wynnewood
  Farms                232         17.6        25%        2Q/98      4Q/99     2Q/00      4Q/00         50%         2%
 at Regents Crest II   108          7.8        25%        2Q/98      3Q/99     1Q/00      2Q/00         67%         9%
 Creekside             224         16.2        25%        2Q/98      4Q/99     2Q/00      4Q/00         55%         1%

Lee's Summit, MS
----------------
AMLI at
 Summit Ridge          432         29.3        25%        2Q/99      2Q/00     2Q/01      1Q/02          7%        N/A

Indianapolis, IN
----------------
AMLI
 at Lake Clearwater    216         16.7        25%        3Q/98      3Q/99     1Q/00      3Q/00         64%        25%
 at Castle Creek       276         20.7        40%        3Q/98      3Q/99     2Q/00      4Q/00         47%         8%
                     -----       ------
Total                5,338       $404.2
                     =====       ======

   *   Percent leased is based on the combined 800 units of both phases.

  **   AMLI's ownership percentage of AMLI at Spring Mill is a Residual Ownership Interest.


                       AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                                            Number
Community Name                                             of Units
--------------                                             --------

Atlanta, Georgia
----------------
AMLI at Peachtree City II                                       216

Indianapolis, Indiana
---------------------
AMLI at Prairie Lakes                                           228
AMLI at Prairie Lakes (phases II-IV)                          1,100

Austin, Texas
-------------
AMLI at Anderson Mill                                           520

Dallas/Forth Worth, Texas
-------------------------
AMLI at Mesa Ridge (Fossil Creek II)                            520
Fossil Lake                                                     324
AMLI at Vista Ridge                                             360

Houston, Texas
--------------
AMLI at King's Harbour                                          300
AMLI at Champions II                                            288

Overland Park, Kansas
---------------------
AMLI at Cambridge Square                                        486
AMLI at Westwood Ridge                                          400



     The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.